                                                                 Exhibit 10.3(k)



                               FIRST AMENDMENT TO
                               ------------------
                            FACILITY LEASE AGREEMENT
                            ------------------------


     THIS FIRST AMENDMENT TO FACILITY LEASE AGREEMENT is made as of the 17th day of May, 1996 by and between MEDITRUST OF NEW HAMPSHIRE, INC. ("Lessor"), a Delaware corporation having its principal office at 197 First Avenue, Needham Heights, Massachusetts 02194, and HARBORSIDE NEW HAMPSHIRE LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Lessee"), having an address at Harbor Plaza, 470 Atlantic Avenue, Boston, Massachusetts 02210.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Lessor and the Lessee have entered into that certain Facility Lease Agreement, dated as of January 1, 1996 (hereinafter referred to as the "Applewood Facility Lease") relating to certain premises located in Winchester, New Hampshire, more particularly described therein, including, without limitation the 70-bed skilled nursing facility known as the Applewood Healthcare Center, a Notice of such Applewood Facility Lease is recorded with the Chesire County Registry of Deeds in Book 1546, Page 32;

     WHEREAS, the Lessee and the Lessor have agreed to amend certain provisions of the Applewood Facility Lease in order to facilitate the initial public offering by Harborside Healthcare Corporation, a Delaware corporation (the "Harborside IPO") and to facilitate the Lessee and Harborside obtaining a working capital line of credit;

     NOW THEREFORE, for good and valuable consideration paid by each of the parties hereto to the other, the receipt and sufficiency of which is hereby acknowledged and in consideration of the covenants and agreements set forth herein, the Lessor and the Lessee agree as follows:

     1. The Applewood Facility Lease is hereby amended by adding the following definition to Section 2 immediately after the term "Award":

     BANKRUPTCY CODE:  Subsection 365(h) of the United States Bankruptcy Code,
     ---------------
11 U.S.C. Section 365(h), as the same may hereafter be amended and including any successor provision thereto.

     2. Effective upon the delivery of the NEWCO Guaranty (as hereinafter defined), the Applewood Facility Lease is amended by adding the following definition to Section 2 after the term "Guaranty":

     HARBORSIDE:  Harborside Healthcare Corporation, a Delaware corporation.
     ----------

     3. Effective upon the delivery of the NEWCO Guaranty, the Applewood Facility Lease is amended by deleting, in its entirety, the definition of Leasing Group in Section 2 and substituting therefor the following:

     LEASING GROUP:  Collectively, Lessee, the Guarantor, the General Partner,
     -------------
Harborside, any Sublessee and any Manager.

     4. Effective upon the delivery of the NEWCO Guaranty, the Applewood Facility Lease is amended by adding the following definition to Section 2 after the term "Total Purchase Price":

     TRIGGER EVENT:  As defined in Section 6.1.2.
     -------------

     5. Effective upon the delivery of the NEWCO Guaranty (as hereinafter defined), the Applewood Facility Lease is amended by deleting Section 6.1.2 in its entirety and substituting therefor the following:

     6.1.2  PERMITTED SECURITY INTERESTS.

            Notwithstanding any other provisions hereof regarding the creation of Liens, but subject to the provisions of Section 11.3.3, Lessee may (A) grant priority purchase money security interests in items of Tangible Personal Property, (B) lease Tangible Personal Property from equipment lessors and (C) grant a priority security interest in Receivables to an institutional lender which is providing a working capital line of credit to Lessee, the Guarantor and/or Harborside, as long as in each instance: (I) the working capital lender, other secured party or equipment lessor enters into an intercreditor agreement with, and satisfactory to, Lessor, pursuant to which, without limiting the foregoing, (1) Lessor shall be afforded the option of curing defaults and the option of succeeding to the rights of Lessee and its Affiliates, (2) Lessor's security interest in Tangible Personal Property and/or Receivables, as applicable, shall be subordinated to the security interest granted to such working capital lender or other secured party and (3) upon written notice from Lessor to the working capital lender of (X) any Lease Default and (Y) the commencement by Lessor of any action to terminate this Lease, to realize on the Collateral and/or to exercise any other rights and/or remedies under the Lease Documents (the "Trigger Event"), Lessor's first priority security interest in all Receivables (and the proceeds thereof) accruing from and after the Trigger Event and the rights to collect and retain the same shall be reinstated; provided, however, that the working capital lender shall retain a prior
     --------  -------
     security in all Receivables (and the proceeds thereof) that accrued prior to the Trigger Event and (D) the working capital lender shall agree that, without the prior written consent of Lessor, which may be withheld in Lessor's sole and absolute discretion, the working capital lender shall not file any Lien against any Collateral (other than Receivables that accrue prior to the Trigger Date), nor file, cause to be filed or join in the filing of, any petition under the Bankruptcy Code or any similar petition or pleading under any state law, against Lessee or seek any relief with respect to any Lessee (including, without limitation, the appointment of a receiver, trustee or other similar official for it or any of its business or assets) under any such law, (II) all of the terms, conditions and provisions of the working capital loan documents, purchase money security agreements or equipment leases evidencing the working capital line of credit or other financing arrangement, as the case may be, are reasonably acceptable to Lessor, (III) promptly after the execution thereof, Lessee shall provide true and complete copies, as executed, of all such working capital loan documents, purchase money security agreements, financing documents, and equipment leases and all amendments thereto and
     (IV) the obligations evidenced by such working capital loan documents, purchase security agreements or equipment leases evidencing the working capital line of credit or other financing arrangement shall not be cross-defaulted or cross-collateralized with any other obligation, other than, with respect only to the working capital loan documents, the Related Party Obligations and the "Related Party Obligations" as defined under the Loan Agreement. Security interests granted by Lessee in full compliance with the provisions of this Section 6.1.2 are referred to as "Permitted Prior Security Interests".

     6. Effective upon the delivery of the NEWCO Guaranty, the Applewood Facility Lease is amended by deleting Section 11.2.1 (a) in its entirety and substituting therefor the following:

         (A) ANNUAL STATEMENTS. Within ninety (90) days after the end of each of their respective fiscal years, (I) a copy of the Consolidated Financials for each of (X) Harborside and (Y) any Sublessee for the preceding fiscal year, certified and audited by, and with the unqualified opinion of, independent certified public accountants acceptable to Lessor and certified as true and correct by Harborside or the applicable Sublessee, as the case may be (and, without limiting anything else contained herein, the Consolidated Financials for Harborside and for each Sublessee shall include a detailed supplementary balance sheet for Leased Property as of the last day of such fiscal year and a consolidating statement of earnings from the Leased Property for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of the Leased Property); (II) separate statements, certified as true and correct by Lessee, the Guarantor, Harborside and each Sublessee, stating whether, to the best of the signer's knowledge and belief after making due inquiry, Lessee, the Guarantor, Harborside or such Sublessee, as the case may be, is in default in the performance or observance of any of the terms of this Lease or any of the other Lease Documents and, if so, specifying all such defaults, the nature thereof and the steps being taken to immediately remedy the same; (III) a copy of all letters from the independent certified accountants engaged to perform the annual audits referred to above, directed to the management of Harborside or the applicable Sublessee, as the case may be, regarding the existence of any reportable conditions or material weaknesses and (IV) a statement certified as true and correct by Lessee setting forth all Subleases as of the last day of such fiscal year, the respective areas demised thereunder, the names of the Sublessees thereunder, the respective expiration dates of the Subleases, the respective rentals provided for therein, and such other information pertaining to the Subleases as may be reasonably requested by Lessor.

     7. Effective upon the delivery of the NEWCO Guaranty, the Applewood Facility Lease is amended by deleting Section 11.2.1 (d) in its entirety and substituting therefor the following:

                (D) QUARTERLY STATEMENTS OF HARBORSIDE. Within forty-five (45)
                    ----------------------------------
     days after the end of each of its fiscal quarters, unaudited Consolidated Financials for Harborside, certified as true and correct by Harborside.

     8. Effective upon the delivery of the NEWCO Guaranty, the Applewood Facility Lease is amended by deleting Section 11.3.2 in its entirety and substituting therefor the following:

             11.3.2  CURRENT RATIO - HARBORSIDE
                     --------------------------

             Harborside shall maintain, at all times, a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 1.0 to 1, which shall be calculated on a monthly basis.

     9. Effective upon the delivery of the NEWCO Guaranty, the Applewood Facility Lease is amended by adding the following clause (vii) to Section 11.3.3:

     (vii)  the working capital line of credit referred to in Section 6.1.2.

     10. Section 19.4 of the Applewood Facility Lease is hereby amended by adding the following sentence to the end of said Section 19.4:

     Following a transaction permitted under (a), (b), or (c) above that results in transfers to an entity referred to in clause (i), issuances and transfers of capital stock of the entity referred to in clause (i) shall also be expressly permitted under this Section 19.4.

     11. Contemporaneously with the Harborside IPO, (i) the Lessee shall cause Harborside Healthcare Corporation, a Delaware corporation ("Harborside") to execute and deliver to the Lessor a guaranty (the "NEWCO Guaranty") of the Lease Obligations in form and substance substantially similar to the Guaranty and (ii) the Affiliated Party Subordination Agreement and the Environmental Indemnity Agreement shall be amended to add Harborside as a party thereto.

     12. This Amendment shall be deemed to amend the Applewood Facility Lease solely as expressly set forth herein, and as amended hereby, the Applewood Facility Lease is hereby ratified, approved and confirmed in every aspect and is valid, binding and in full force and effect.

     This Amendment shall not be deemed to amend any of the other Lease Documents, each of which are hereby ratified, approved and confirmed in every aspect and each of which are valid, binding and in full force and effect notwithstanding and unaffected by this Amendment and the NEWCO Guaranty to be executed and delivered to the Lessor in accordance with the terms hereof.

     13. This Amendment shall be binding upon the Lessee and the Lessor and their respective successors and assigns.

     14. This Amendment shall be governed by and construed in accordance with the laws of the State of New Hampshire.

     15. Capitalized terms used herein and not otherwise defined herein shall have the same meanings ascribed to such terms in the Applewood Facility Lease.

     16. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one original and all of which shall constitute one and the same instrument.

     WITNESS the execution hereof under seal as of the day and year first above written.


WITNESSES:                          LESSEE:
- ---------                           ------

                                    HARBORSIDE NEW HAMPSHIRE
                                    LIMITED PARTNERSHIP, a
                                    Massachusetts limited partnership

- --------------------------          By: Harborside Toledo Corp.,
Name:                                   a Massachusetts corporation, its sole
                                        General Partner


- --------------------------          By:
Name:                                  --------------------------------
                                       Name:
                                       Title:


WITNESS:                            LESSOR:
- -------                             ------

                                    MEDITRUST OF NEW HAMPSHIRE,
                                    INC., a Delaware corporation


                                    By:
- --------------------------             ------------------------------------
Name:                                  Name:
                                       Title:

- --------------------------
Name:

                            CONFIRMATION OF GUARANTY


     The undersigned, Harborside Healthcare Limited Partnership, a Massachusetts limited partnership, hereby ratifies, confirms and reaffirms the Guaranty, dated as of January 1, 1996, executed by the undersigned for the benefit of the Lessor, relating to the Applewood Facility Lease and confirms that such Guaranty remains in full force and effect notwithstanding and unaffected by the foregoing First Amendment to Facility Lease Agreement and the NEWCO Guaranty to be executed and delivered in accordance with the terms of said Amendment.


                                    HARBORSIDE HEALTHCARE
                                    LIMITED PARTNERSHIP, a
                                    Massachusetts limited partnership

                                    By:  KHI CORPORATION, a Delaware
                                         corporation, its sole general partner


                                    By:_________________________________________
                                        Name:
                                        Title: